SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                         /X/

Filed by a Party other than the Registrant      /  /

Check the appropriate box:

/X/   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/  /  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material under Rule 14a-12


                                 INVESTEC FUNDS
                (Name of Registrant as Specified In Its Charter)

                                ________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/   No fee required.

/  /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/  /  Fee paid previously with preliminary materials.

/  /  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:

(3)   Filing Party:

(4)   Date Filed:

                 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                    OF THE SECURITIES AND EXCHANGE COMMISSION


                                 INVESTEC FUNDS
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901


                                                               ________ __, 2001
Shareholder,

      Enclosed is a Proxy Statement seeking your approval of a proposed investment objective change for the Investec Asia Small Cap Fund ("Asia Small Cap Fund"). Upon approval of the new investment objective, the Asia Small Cap Fund will change its name to Investec Asia Focus Fund ("Asia Focus Fund").
Investec Asset Management U.S. Limited ("Investec") is the investment adviser for the Investec Funds and will be the investment adviser of the Asia Focus Fund after the changes.

      We are recommending approval of the proposed investment objective change. The accompanying document describes the proposed change and details the investment policies, operating expenses and performance history of Asia Small Cap Fund. You should review the accompanying materials carefully.

      Remember, your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor reminding you to vote your shares. You may also vote your shares on the internet at http://______
_____________________.

Sincerely,


Royce N. Brennan
President

                 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                    OF THE SECURITIES AND EXCHANGE COMMISSION

                          INVESTEC ASIA SMALL CAP FUND
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901
                                 (800) 915-6565

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                December 17, 2001

      Investec Asia Small Cap Fund (the "Fund") will hold a Special Meeting of Shareholders (the "Meeting") on December 17, 2001 at ____ a.m. Eastern time at the offices of the Fund located at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut.

      At the Meeting, shareholders will be asked to consider and act upon the following proposal:

            To approve an amendment to the Fund's fundamental investment objective; and

            To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Trustees of Investec Funds (the "Trust") has fixed the close of business on __________, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share that they own on the Record Date. Please read the full text of the accompanying Proxy Statement for a complete understanding of this proposal.

      Whether or not you expect to be present at the Meeting, please fill in, sign, date and promptly return the enclosed proxy card in the postage paid return envelope enclosed in order to avoid the additional expense of further proxy solicitation, and to ensure that a quorum will be present at the Meeting and a maximum number of shares may be voted. It is most important and in your best interest to sign your proxy card and return it. You may also vote your shares by phone at 1-800-690-6903, by fax at ________________, or via the
internet at http//www.proxyvote.com. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-800-915-6565. A proxy is revocable at any time prior to its use.


Dated:  ________ __, 2001

                                    By Order of the Board of Trustees,



                                    Eric M. Banhazl
                                    Secretary

                 PRELIMINARY PROXY MATERIALS FOR THE INFORMATION
                    OF THE SECURITIES AND EXCHANGE COMMISSION

                          Investec ASIA SMALL CAP FUND
                         1055 Washington Blvd, 3rd Floor
                           Stamford, Connecticut 06901
                                 (800) 915-6565

                                 PROXY STATEMENT

                            Dated _________ __, 2001

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                December 17, 2001

GENERAL INFORMATION:

      The Board of Trustees of the Investec Funds, a Delaware business trust (the "Trust"), is soliciting your proxy for use at a Special Meeting of Shareholders (the "Meeting") of the Investec Asia Small Cap Fund (the "Fund") to be held for the purpose of approving a proposal that has already been approved by the Board of Trustees of the Trust. For your convenience, we have divided this Proxy Statement into four parts

            Part 1-- An Overview
            Part 2-- The Proposal
            Part 3-- More on Proxy Voting
            Part 4-- Additional Information

      Your vote is important! You should read the entire Proxy Statement before voting. If you have any questions, please call the Fund at 1-800-915-6565. Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or other electronic means. [The Fund has also retained Georgeson Shareholder, a professional proxy solicitation firm, to assist in the solicitation of proxies. The cost of Georgeson Shareholder will be shared equally by the Fund and the Adviser and is expected to be approximately $__________.]

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting to be held on December 17, 2001 at ____ a.m. Eastern time at the offices of the Fund located at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut.

      We began mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about _______________, 2001.

      The Fund's most recent annual and semi-annual reports to shareholders are available at no cost. To request a report, please call the Fund toll-free at 1-800-915-6565 or write to the Fund at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901.

PART  1 - AN OVERVIEW

      At the Meeting, shareholders will be asked to consider and act upon the following proposal:

            To approve an amendment to the Fund's fundamental investment objective; and

            To transact such other business as may properly come before the Meeting or any adjournments thereof.

      The Board of Trustees has fixed the close of business on ______________, 2001 as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.


PART  2 - THE PROPOSAL

APPROVAL OF AN AMENDMENT TO THE FUND'S FUNDAMENTAL
INVESTMENT OBJECTIVE:

      At a meeting held on September 10, 2001 the Trustees of the Trust unanimously approved, and voted to recommend that the shareholders of the Fund approve, a change in the Fund's fundamental investment objective.

CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE:

      The current fundamental investment objective of the Fund is as follows:

            The Asia Small Cap Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of smaller capitalization issuers that are located in Asia.

      This investment objective is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). See definition below under the subheading "REQUIRED VOTE."

PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVE AND
NONFUNDAMENTAL INVESTMENT POLICY:

      It is  proposed  that the  Investec  Asia Small Cap Fund  change the above
fundamental   investment  objective  to  the  following  fundamental  investment objective and nonfundamental investment policy:

                        Fundamental Investment Objective

            The Fund's investment objective is long-term capital appreciation.

                        Nonfundamental Investment Policy

            The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equities of companies that are traded on Asian stock markets or derive a substantial portion of their revenues from business activities in Asia but are listed and traded elsewhere.

REASONS FOR THE PROPOSAL:

      By removing the limitation imposed by the current fundamental investment objective that Fund assets can only be invested in smaller capitalization issuers located in Asia, the proposed changes are intended to maximize the Fund's ability to be responsive to additional investment opportunities located in Asia, as well as to increase the flexibility available in managing the Fund.

      Making the new investment policy nonfundamental would avoid the delay and expense of a shareholder vote in the event of the need to modify the Fund's permissible investments in Asian securities at some time in the future. The increased flexibility provided by the proposed amendment will allow the Trustees to react more quickly to any changes in market conditions as well as to take advantage of any additional investment opportunities. Adoption of the proposed amendment will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

BOARD CONSIDERATIONS:

      In voting to approve the proposed change to the Fund's current fundamental investment objective, the Board of Trustees considered that the Fund would have the ability to better position itself to capitalize on investment opportunities if it had the ability to invest in the securities of Asian companies that are not necessarily small capitalization companies, and concluded that such investment objective would be in the best interests of the Fund and its shareholders. Furthermore, the Board recognized that the proposed change will give it the flexibility to make future changes in nonfundamental investment policies without the expense of obtaining shareholder approval each time a change is desired. This flexibility will save the Fund money and will make it easier for the Fund's portfolio managers to utilize new investment policies and techniques to respond more rapidly to changing market conditions.

RELATED CHANGES:

      Subject to shareholder approval of the proposed change in fundamental investment objective, the Fund's name will be changed to "Investec Asia Focus Fund". Although linked to the Fund's change in investment objective and investment policy, the change in name does not require shareholder approval and hence does not appear as a proposal in this Proxy Statement.

REQUIRED VOTE:

      Adoption of the proposal requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting.

      If the proposal is not approved by the shareholders of the Fund, the Fund will continue to adhere to its current investment objective and will not change its name.

      Thus, for the reasons set forth in this Proxy Statement, the Board recommends that the shareholders of the Fund vote in favor of the approval of the proposal to amend the Fund's investment objective.


PART  3 - MORE ON PROXY VOTING

A.    Who Can Vote:

      Only shareholders of record of the Fund at the close of business on the Record Date, ___________, 2001, may vote at the Meeting. As of the Record Date, the Fund had __________ shares of beneficial interest issued and outstanding, each share being entitled to one vote:

B.    Information Concerning Outstanding Shares:

      [To the best knowledge of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund as of the Record Date. As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.]

C.    Quorum Requirements:

      At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

      If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

D.    The Proxy Solicitation Process:

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matter described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Fund, the Fund's investment adviser, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. Such individuals will receive no additional compensation for soliciting your proxy vote. [The Fund has also retained Georgeson Shareholder, a professional proxy solicitation firm, to assist in the solicitation of proxies. The cost of the services of Georgeson Shareholder is expected to be approximately $_____ and will be shared equally by the Fund and the Adviser.]

      If you do not expect to attend the Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary. You may also vote your shares by phone at 1-800-690-6903, by fax at ___________________, or via the internet at
http//www.proxyvote.com. If you need assistance, or have any questions regarding the proposal or how to vote your shares, please call the Fund at 1-800-434-5623. A proxy is revocable at any time prior to its use.


PART  4 - ADDITIONAL INFORMATION:

A.    The Investment Adviser, Administrator and Distributor:

      The names and addresses of the Fund's Investment Adviser, Administrator and Distributor are as follows:

      Investment Adviser:     MAIN OFFICE:
                              Investec Asset Management, U.S. Limited
                              2 Gresham Street
                              London, EC2V 7QP
                              England

                              U.S. OFFICE:
                              Investec Asset Management U.S. Limited
                              225 S. Lake Avenue, Suite 777
                              Pasadena, CA  91101

      Administrator:          Investment Company Administration, L.L.C.
                              2020 East Financial Way, Suite 100
                              Glendora, CA  91741

      Distributor:            Quasar Distributors, LLC
                              615 East Michigan Street
                              Milwaukee, Wisconsin 53202

B.    Submission of Proposals for the Next Meeting:

      Under the Trust's Declaration of Trust, and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Fund does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to Investec Funds at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901, and must be received within a reasonable time before the solicitation relating thereto is made in order to be included in the Notice or Proxy Statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a Proxy Statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

                                    By Order of the Board of Trustees




                                    Eric M. Banhazl
                                    Secretary

LOGO                                                  INVESTEC FUNDS
                                                    ASIA SMALL CAP FUND

                                               SPECIAL MEETING OF SHAREHOLDERS
                                                  SCHEDULED TO BE HELD ON

                                                     ____________, 2001

                                                        PROXY CARD


After reviewing the Proxy Statement,         THIS PROXY IS SOLICITED BY THE
please vote by utilizing one of the          BOARD OF TRUSTEES of the Investec
following convenient options:                Funds, on behalf of the Investec
                                             Asia Small Cap Fund (the "Fund"),
1. Vote by Telephone                         for use at the special meeting of
                                             shareholders ("Special Meeting") to
To vote by Touch-Tone Telephone call         be held at the offices of the Fund
1-800-690-6903. Please have the 12 digit     1055 Washington Blvd., 3rd Floor,
control number found on the proxy card       Stamford, Connecticut on December
available at the time of the call.           17, 2001 at _____ a.m. Eastern
                                             Time. The undersigned hereby
2. Vote by Internet                          appoints Royce N. Brennen and
                                             Ken Silverman and each of them,
Got to Website www.proxyvote.com. Please     with full power of substitution, as
enter the 12 digit control number found      proxies of the undersigned to vote
on the proxy card and follow the simple      at the above stated Special
instructions.                                Meeting, and at all adjournments
                                             thereof, all shares of beneficial
3. Vote by Fax                               interest of the Fund that are held
                                             of record by the undersigned on the
Complete, sign and date the proxy card       record date for the Special
and fax it to _________ anytime.             Meeting, upon the proposal
                                             indicated below:
4. Vote by Mail

Simply enclose your executed proxy in        IF THIS PROXY CARD IS RETURNED, AND
the enclosed postage-paid envelope.          NO CHOICE IS INDICATED, THIS PROXY
                                             WILL BE VOTED AFFIRMATIVELY ON THE
                                                 MATTER PRESENTED. THE BOARD OF
                                              TRUSTEES RECOMMENDS THAT YOU VOTE
                                                "FOR" THE FOLLOWING PROPOSAL.

                                             Please sign exactly as your name
                                             appears on this card. When account
                                             is joint tenants, all should sign.
                                             When signing as executor,
                                             administrator, trustee or guardian,
                                             please give title. If a corporation
                                             or partnership, sign entity's name
                                             and by authorized person.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR
BLACK INK AS FOLLOWS:  [X]                  KEEP THIS  PORTION FOR YOUR RECORDS

 _______________________________________________________________________________

THIS PROXY CARD IS VALID ONLY WHEN SIGNED   DETACH AND RETURN THIS PORTION ONLY
AND DATED.

Vote on Proposal:

1.    To approve an amendment to the Fund's fundamental investment objective.

      FOR         AGAINST     ABSTAIN
      |_|           |_|         |_|


      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



      Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee, or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.



X________________________________________
Signature (Please sign within box)       (Date)



X________________________________________
Signature (if jointly held)              (Date)